[EQUITABLE LOGO]


     I, Linda Galasso, Secretary of THE EQUITABLE OF COLORADO, INC., do hereby certify that:


          attached hereto marked "EXHIBIT B" is a full, true and correct copy of the Charter of The Equitable of Colorado, Inc., with amendments to date.


                    IN WITNESS WHEREOF, I have hereunto affixed my signature and Seal of THE EQUITABLE OF COLORADO, INC.,
[SEAL]
                    this 10th day of February, 1999.


                    /s/ Linda Galasso

                    Linda Galasso

EX-99.1A6a
EXHIBIT "B"

                                                                (illegible text)

                                                                     FILED

                                                                 JAN 18 1984
                                                                    553857
                                                              STATE OF COLORADO
                                                             DEPARTMENT OF STATE

                           ARTICLES OF INCORPORATION
                                       OF
             THE EQUITABLE LIFE ASSURANCE SOCIETY OF COLORADO INC.

          I, the undersigned natural person of the age of eighteen years or more, acting as incorporator of a corporation under the Colorado Corporation Act, adopt the following Articles of Incorporation for such corporation:

          1. The name of the corporation is Equitable Life Assurance Society of Colorado Inc.

          2. The corporation shall have a perpetual duration.

          3. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Insurance Laws of Colorado.

          4. The corporation shall have authority to issue a total of 1,000,000 shares of common stock of the par value of $1.00, which shall be non-assessable.

          5. The stockholders of the corporation shall have no pre-emptive rights.

          6. The address of the corporation's registered office and principal office in the state of Colorado is 111 South Cascade, Colorado Springs, County of El Paso. The name of its registered agent at such address is Gerald H. Bruning.

          7. The initial Board of Directors will be comprised of seven Directors. Their names and addresses are:

          Franklin Maisano                -  1285 Avenue of the Americas
                                             New York, New York 10019

          Donald J. Mooney                -  1285 Avenue of the Americas
                                             New York, New York 10019

          Peter J. Moran                  -  1285 Avenue of the Americas
                                             New York, New York 10019

          Thomas J. Roach                 -  1285 Avenue of the Americas
                                             New York, New York 10019

          Melvin Stein                    -  1285 Avenue of the Americas
                                             New York, New York 10019

     APPROVED FOR FILING
     INSURANCE DIVISION

          1/16/84
-----------------------------
            DATE

  /s/ (signature illegible)
-----------------------------
             BY

                                   COMPUTER UPDATE COMPLETE

          Richard M. Stenson              -  1285 Avenue of the Americas
                                             New York, New York 10019

          Irwin T. Vanderhoof             -  1285 Avenue of the Americas
                                             New York, New York 10019

          8. The business and affairs of the corporation shall be managed by the Board of Directors. The stockholders and the Board of Directors shall each have the power to make, alter or repeal the by-laws of the corporation.

          9. The corporation shall indemnify to the fullest extent permitted by
Section 7-3-101 of the Colorado Corporation Code as amended from time to time each person who is or was a director or officer of the corporation and the heirs, executors and administrators of such a person.

          10. The name of the sole incorporator is William Schor, and his mailing address is 1285 Avenue of the Americas, New York, New York 10019.


                                              /s/ William Schor
                                        ---------------------------------------
                                                  William Schor
                                                  Incorporator

STATE OF NEW YORK   )
                    )  SS.
COUNTY OF NEW YORK  )

The foregoing instrument was acknowledged before me this 11th day of January 1984, by William Schor.

In witness whereof I have hereunto set my hand and seal.

My commission expires                          .
                      -------------------------


                                              /s/ Eleanor P. Weber
                                        ---------------------------------------
                                                   Notary Public
[SEAL]
                                                     ELEANOR P. WEBER
                                             NOTARY PUBLIC, STATE OF NEW YORK
                                                     NO. 41-(ILLEGIBLE)
                                                QUALIFIED IN QUEENS COUNTY
                                                       (ILLEGIBLE)

                                        ---------------------------------------
                                                       Address

3287I

                                    IC0553857
RECEIVED                                                                 3-15-84
MAR 1 (illegible)                                              David (illegible)
(illegible)                                                                  A+C
STATE OF COLORADO

                             ARTICLES OF AMENDMENT

                                     TO THE

                           ARTICLES OF INCORPORATION

                                       OF

               EQUITABLE LIFE ASSURANCE SOCIETY OF COLORADO INC.
               -------------------------------------------------

     Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of
Incorporation:

     FIRST: The name of the corporation is Equitable Life Assurance Society
                                            ------------------------------------
     of Colorado Inc.
     ---------------------------------------------------------------------------

     SECOND: The following amendment to the Articles of Incorporation was

adopted by the directors of the corporation on      March 2, 1984    in the
                                               ---------------------
manner prescribed by the Colorado Corporation Act:


                              (Insert Attachment)

Paragraph 4 of the Corporation's Articles of Incorporation is amended as follows:

          The par value of the shares of common stock that the Corporation is authorized to issue is increased from $1.00 to $2.00.



     APPROVED FOR FILING                                       FILED
     INSURANCE DIVISION                                COLO. DEPT. OF STATE
                                                         562527 (ILLEGIBLE)19

-----------------------------
            DATE

  /s/ (signature illegible)
-----------------------------
             BY

                    COMPUTER UPDATE COMPLETE
                              AR

(illegible text)
                                      -1-

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 0.  No shares have been issued; and the number of shares
                  ------------------------------
entitled to vote thereon was   0    .
                            --------

     FOURTH: The designation and number of outstanding shares of each claim entitled to vote thereon as a class were as follows:

                                                  Number of
               Class                                Shares
             ---------                            ---------

                                    (Note 1)
                                      None

     FIFTH: The number of shares voted for such amendment was       0     ; and
                                                              ------------
the number of shares voted against such amendment was      0       .
                                                      -------------

     SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

                                          Number of Shares Voted
                                        --------------------------
               Class                     For              Against
             ---------                  -----            ---------

                                    (Note 1)
                                      None

     SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (Note 2)

                                   No change

     EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: (Note 2)

     Since none of the Corporation's shares has been issued, the amendment does not effect a change on stated capital.

Dated     March 2           1984
     -----------------------  --

                                             Equitable Life Assurance Society
                                                  of Colorado Inc.      (Note 3)
                                             ---------------------------

                                             By   /s/ Melvin Stein     )
                                               ------------------------)
                                                  Its Vice President   )
                                                      --------------   )(Note 4)
                                                      Melvin Stein     )
                                             and  /s/ Kevin Keefe      )
                                                -----------------------)

                                                Its Secretary, Kevin Keefe

STATE OF  NEW YORK            )
        ----------------------)
                              ) ss.
County of New York            )
         ---------------------)

     Before me, Joan B. Mastrowski, a Notary Public in and for the said County
               --------------------
and State, personally appeared  Kevin Keefe   who acknowledged before me that he
                              ----------------
is the  Secretary   of  Equitable Life Assurance Society of Colorado, Inc.
      --------------  ----------------------------------------------------------
a Colorado corporation and that he signed the foregoing Articles of Amendment as his free and voluntary act and deed for the uses and purposes thereto set forth.

     In witness whereof I have hereunto set my hand and seal this 2nd  day of
                                                                 -----
March , A.D. 19 84
------         ---

     My commission expires (illegible)
                          -------------

                                            /s/ Joan B. Mastrowski
                                        ---------------------------------------
                                                                   Notary Public

                                                  (illegible text)


Notes:    1.   If inapplicable, insert "None."
          2.   If inapplicable, insert "No change."
          3.   Exact corporate name of the corporation adopting the
               Articles of Amendment
          4.   Signatures and titles of officers signing for the corporation.

(COLO. - 635)
                                      -2-

CHANGE OF NAME                                         (illegible text)

                                                              FILED
                                                       COLO. DEPT. OF STATE
                                                       579257 (illegible) 10

                             ARTICLES OF AMENDMENT

                                     TO THE

                           ARTICLES OF INCORPORATION

                                       OF

                                   SEC 553857

               Equitable Life Assurance Society of Colorado Inc.
               -------------------------------------------------


     Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of
Incorporation:

          FIRST: The name of the corporation is Equitable Life Assurance Society
                                                --------------------------------
     of Colorado Inc.
     ---------------------------------------------------------------------------

     SECOND: The following amendment of the Articles of Incorporation was

adopted by the shareholders of the corporation on    June 14, 1984    in the
                                                 ---------------------
manner prescribed by the Colorado Corporation Act:


                              (Insert Attachment)

          Paragraph 1 of the Corporation's Articles of Incorporation is amended as follows:

          The name of the corporation is changed to The Equitable of Colorado, Inc.


     APPROVED FOR FILING
     INSURANCE DIVISION

          6/27/84
-----------------------------
            DATE

  /s/ (signature illegible)
-----------------------------
             BY

                            COMPUTER UPDATE COMPLETE
                                        AB

(illegible text)
(COLO. - illegible)
                                      -1-

     THIRD: The number of shares of the corporation outstanding at the time of

such adoption was         750,000          ; and the number of shares entitled
                  -------------------------
to vote thereon was 750,000.
                    -------

     FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                                                  Number of
               Class                                Shares
             ---------                            ---------

                                    (Note 1)
                                      None

     FIFTH: The number of shares voted for such amendment was   750,000   ; and
                                                              ------------
the number of shares voted against such amendment was      0
                                                      -------------.

     SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

                                          Number of Shares Voted
                                        --------------------------
               Class                     For              Against
             ---------                  -----            ---------

                                    (Note 1)
                                      None

     SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (Note 2)

          The corporation will cancel its issued shares and reissue shares containing the new corporate name.

     EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: (Note 3)

                                   no change

Dated     June 14           1984
     -----------------------  --

                                             Equitable Life Assurance
                                             Society of Colorado Inc.   (Note 3)
                                             ---------------------------

                                             By   /s/ Donald J. Mooney )
                                               ------------------------)
                                                  Its      President   )
                                                      --------------   )(Note 4)
                                                                       )
                                             and  /s/ Kevin Keefe      )
                                                -----------------------)

                                                Its         Secretary
                                                    --------


STATE OF  New York            )
        ----------------------)
                              ) ss.
County of New York            )
         ---------------------)

     Before me, Joan B. Mastrowski,   a Notary Public in and for the said County
               -----------------------
and State, personally appeared Donald J. Mooney who acknowledged before me that
                               ----------------
he is the President of  Equitable Life Assurance Society of Colorado, Inc.
      --------------  ----------------------------------------------------------
a Colorado corporation and that he signed the foregoing Articles of Amendment as his free and voluntary act and deed for the uses and purposes thereto set forth.

     In witness whereof I have hereunto set my hand and seal this 14th day of
                                                                  ----
June, A.D. 1984.
----         --

                        JOAN B. MASTROWSKI
                 NOTARY PUBLIC, STATE OF NEW YORK
                           (illegible)

     My commission expires
                          -------------

                                            /S/ Joan B. Mastrowski
                                        ---------------------------------------
                                                                   Notary Public


Notes:    1.   If inapplicable, insert "None."
          2.   If inapplicable, insert "No change."
          3.   Exact corporate name of the corporation adopting the
               Articles of Amendment.
          4.   Signatures and titles of officers signing for the corporation.

(COLO. - 635)
                                      -2-

SC Form D-4 (Rev.)                                       for office use only
Submit in Duplicate
Filing Fee:  $30.00

This document must be typewritten

                                    MAIL TO:
                          Colorado Secretary of State
                              Corporations Office
                            1560 Broadway, Suite 200
                             Denver, Colorado 08202
                                 (323) 866-2361

(illegible signature)

DATE:  6-5-91
     ----------------

                             ARTICLES OF AMENDMENT
                                     to the
                           ARTICLES OF INCORPORATION

                                             IC 871553857

     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to its Articles of Incorporation:

     FIRST: The name of the corporation is (note 1) The Equitable of Colorado,
                                                   -----------------------------
Inc.  NCGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     SECOND: The following amendment to the Articles of Incorporation was adopted on May 13, 1991, as prescribed by the Colorado Corporation Code, in
           --------  --
the manner marked with an X below:

          Such amendment was adopted by the board of directors where no shares ---- have been issued.

       X Such amendment was adopted by a vote of the shareholders. The number ---- of shares voted for the amendment was sufficient for approval.

               "RESOLVED, That an amendment of the Articles of Incorporation be made to change the address of the Home Office of the "Corporation" from 111 South Cascade, Colorado Springs, CO 80903 to 370 17th Street, Suite 4950, Denver, CO 80202."


     APPROVED FOR FILING
     INSURANCE DIVISION

          6/24/91
-----------------------------
            DATE

  /s/ (signature illegible)
-----------------------------
             BY

                            COMPUTER UPDATE COMPLETE
                                       MRA


     THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: N/A

     FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such
amendment, are as follows:    N/A

                                        The Equitable of Colorado, Inc.
                                        ------------------------------- (Note 1)

                                        By  (illegible signature)
                                           ----------------------------
                                            Its

                                        and  (illegible signature)
                                           ---------------------------- (Note 2)
                                            Its

                                             N/A
                                        ------------------------------- (Note 3)
                                        Its

Notes:    1.   Enter corporate name of corporation adopting the Articles of
               Amendment. (If this is a change of name amendment the name before this amendment is filed.)
          2.   Signatures and titles of officers signing for the corporation.
          3.   Where no shares have been issued, signature of a director.

(illegible text)